UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
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         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
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     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
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                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Items

On November 22, 2005 eAutoclaims issued a press release entitled, eAutoclaims,Inc. Appoints Chief Operating Officer/Executive Vice President.
A copy of the press release is attached as Exhibit 99 to this form 8-K and is incorporated herein by reference.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 16, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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